UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2019

Jerrick Media Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51872	87-0645394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2050 Center Avenue, Suite 640

Fort Lee, NJ 07024

(Address of principal executive offices)

(201) 258-3770

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective October 23, 2019, Mr. Andrew Taffin resigned from his role as a member of the board of directors of Jerrick Media Holdings, Inc. (the “Company”). Mr. Taffin’s resignation was not based on any disagreement with the Company on any matter relating to the Company's operations, policies, or practices.

In connection with Mr. Taffin’s resignation, he received options to purchase up to 9,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), with an exercise price of $3.00 per share (the “Severance Options”). Additionally, in connection with the Severance Options, the board of directors authorized the issuance of options to Mr. Taffin to purchase up to 20,000 shares of Common Stock for his past service on the board of directors in lieu of previously authorized options under the Company’s Incentive Plan that were to be issued (the “Taffin Options”). The exercise prices for the Taffin Options ranges from $2.40 to $3.00 per share.

Item 8.01	Other Events.

The Company has prepared presentation materials (the “Presentation Materials”) that management intends to use from time to time on and after October 25, 2019, in presentations about the Company’s business. The Presentation Materials are furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in the Presentation Materials is summary information that should be considered within the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make by press release or otherwise from time to time. The Presentation Materials speak as of the date of this Current Report on Form 8-K. While the Company may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so.

The information in this Item 8.01 and Exhibit 99.1 of this Current Report on Form 8-K is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 8.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Severance Option
10.2	Form of Taffin Option
99.1	Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JERRICK MEDIA HOLDINGS, INC.

Dated: October 25, 2019	By:	/s/ Jeremy Frommer
Jeremy Frommer Chief Executive Officer